UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 8, 2023

(Exact Name of Registrant as Specified in its Charter)

Aterian, Inc.

Delaware	001-38937	83-1739858
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Aterian, Inc.
350 Springfield Avenue, Suite 200

Summit, NJ 07901

(Address of Principal Executive Offices)(Zip Code)

(347) 676-1681
(Registrant’s telephone number, including area code)

N/A

(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	ATER	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On May 9, 2023, Aterian, Inc. (the “Company”) issued a press release announcing its financial results for the three months ended March 31, 2023. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 2.02, including the press release attached hereto as Exhibit 99.1, is intended to be furnished under Item 2.02 and Item 9.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 2.05. Costs Associated with Exit or Disposal Activities

On May 8, 2023, the Company approved a global restructuring plan, including a reduction in workforce which will result in the termination of approximately 70 employees and 30 contractors globally. The Company expects to substantially complete this reduction by the end of the second quarter of 2023. The Company expects to save on an annualized basis $6 million in salary and compensation in connection with these reductions. The Company expects to recognize restructuring charges in connection with the headcount reduction plan from primarily from severance of between $1.0 million to $1.3 million. The Company expects the charges will be recognized primarily in the second quarter of 2023, with the majority of such charges anticipated to be paid by the end of the third quarter of 2023. This will result in approximate savings of $4.7 to $5 million over the next year. A copy of the press release announcing the restructuring plan is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers, Election of Directors; Appointment of Certian Officers; Compensatory Arangements of Certain Officers

On May 9, 2023, Aterian, Inc. (the “Company”) announced the termination of Chief Supply Chain Officer Michal Chaouat-Fix effective June 1, 2023, as well as certain other management changes, including the appointment of Chief Financial Officer Arturo Rodriguez to the additional role of interim Chief Operating Officer. Mr. Rodriguez's compensation has not changed as a result of this appointment. A copy of the press release announcing such changes is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Number	Description
99.1	Press Release issued by Aterian, Inc., dated May 9, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATERIAN, INC.

Date: May 9, 2023	By:	/s/ Yaniv Sarig
Name: Yaniv Sarig
Title: President and Chief Executive Officer